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                                                                   Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Amendment No. 2 to Registration Statement No. 333-87623 of Expedia, Inc. on Form S-1 of our report dated October 26, 1999, appearing in the Prospectus, which is a part of such Registration Statement, and to the references to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Seattle, Washington
November 5, 1999